UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    February 24, 2006
                                                     -----------------

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                     000-51074                  76-3078125
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

              1615 Golden Aspen Drive, Suite 101, Ames, Iowa 50010
              ----------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 233-8333

                           SILVER RIVER VENTURES, INC.
           19 East 200 South, Suite #1080, Salt Lake City, Utah 84111
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             (Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

Item 7.01 Regulation FD Disclosure

     On February 24, 2006, we announced the closing of the acquisition of BioForce Nanosciences, Inc. pursuant to an Agreement and Plan of Merger, dated as of November 30, 2005 (the "Merger Agreement") by and among BioForce Nanosciences Holdings, Inc., formerly known as Silver River Ventures, Inc., a Nevada corporation, (the "Company"), Silver River Acquisitions, Inc., a Nevada corporation and wholly- owned subsidiary of the Company ("Merger Sub"), and BioForce Nanosciences, Inc., a Delaware corporation ("BioForce"). To facilitate the acquisition, Merger Sub was merged with and into BioForce, with BioForce surviving as the wholly-owned subsidiary of the Company (the "Merger"). In anticipation of the Merger, the Company changed its name to BioForce Nanosciences Holdings, Inc. on February 1, 2006. We also effected a forward stock split of our outstanding shares of common stock on a 2 shares for 1 share basis, effective January 31, 2006, which resulted in 3,999,950 shares being issued and outstanding.

     Pursuant to the terms of the Merger Agreement, we issued 16 million shares of our authorized but previously unissued common stock to the stockholders of BioForce in exchange for all of the issued and outstanding common stock of BioForce. We also issued options and warrants for the purchase of an aggregate of approximately 2,537,565 shares of our common stock to the holders of outstanding BioForce options and warrants, in consideration for the cancellation of such options and warrants. We have also changed our trading symbol to "BFNH" under which our common stock is traded on the Over-the-Counter Bulletin Board.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BIOFORCE NANOSCIENCES HOLDINGS, INC.



Date:  February 24, 2006             By         /S/ ERIC HENDERSON
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                                             Eric Henderson, Ph.D.
                                             Chief Executive Officer